Derivative Financial Instruments	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments	Derivative Financial Instruments
Designated Non-derivative Financial Instruments
As of December 31, 2025, the Company designated A$207.5 million and €820.5 million of debt and accrued interest as a hedge of its net investment in the respective international subsidiaries. As of December 31, 2024, the Company designated A$197.0 million and €820.5 million of debt and accrued interest as a hedge of its net investment in the respective international subsidiaries. The remeasurement of these instruments is recorded in “Unrealized net loss on foreign currency” on the Consolidated Statements of Comprehensive Loss.
During the three months ended June 30, 2024, the Company determined that its previous designation of £78.0 million of debt and accrued interest as a hedge of its net investment in its United Kingdom-based subsidiary did not qualify for hedge accounting, and the cumulative foreign exchange gain associated with this transaction of $10.4 million, previously classified within “Accumulated other comprehensive loss” on the Consolidated Balance Sheets, was recorded as a Gain from removal of hedge designation within “Other, net” on the Consolidated Statements of Operations for the year ended December 31, 2024. The Company determined that the impacts of this adjustment were immaterial to the prior period interim and annual financial statements and disclosures. Furthermore, the Company fully paid off the balance of this revolving debt during the year ended December 31, 2024.
Refer to Note 18 - Accumulated Other Comprehensive Loss for additional details regarding the impact of the Company’s net investment hedges on AOCI for the years ended December 31, 2025, 2024 and 2023.
Derivative Financial Instruments
The Company is subject to volatility in interest rates due to its variable-rate debt. To manage this risk, the Company periodically enters into interest rate swap agreements. These agreements involve the receipt of variable-rate amounts in exchange for fixed-rate interest payments over the life of the respective swap agreement without an exchange of the underlying notional amount. The Company’s objective for utilizing these derivative instruments is to reduce its exposure to fluctuations in cash flows due to changes in interest rates.
The following table includes the key provisions of the Company’s interest rate swap agreements as of December 31, 2025 and 2024:

Notional	Fixed Base Interest Rate Swap	Effective Date	Expiration Date	Asset Fair Value as of December 31, 2025	Liability Fair Value as of December 31, 2025
				(In thousands)
$200 million	3.05%	12/29/2023	7/30/2027	$736	$—
$175 million	3.47%	11/30/2022	7/30/2027	—	493
$270 million	3.05%	11/01/2022	12/31/2027	1,170	—
C$250 million	3.59%	9/23/2022	12/31/2027	—	2,910
			Total	$1,906	$3,403

Notional	Fixed Base Interest Rate Swap	Effective Date	Expiration Date	Asset Fair Value as of December 31, 2024	Liability Fair Value as of December 31, 2024
				(In thousands)
$200 million	3.05%	12/29/2023	7/30/2027	$4,651	$—
$175 million	3.47%	11/30/2022	7/30/2027	2,265	—
$270 million	3.05%	11/01/2022	12/31/2027	7,225	—
C$250 million	3.59%	9/23/2022	12/31/2027	—	3,021
			Total	$14,141	$3,021
In 2020, the Company terminated the two interest rate swaps related to the 2020 Senior Unsecured Credit Facility for a fee of $16.4 million, of which $8.7 million was recorded in “Accumulated other comprehensive loss” and was amortized to “Loss on debt extinguishment and termination of derivative instruments” through August 2024. The amortization of costs recognized on the Consolidated Statements of Operations from terminating these swaps was $1.0 million and $2.5 million during the years ended December 31, 2024 and 2023, respectively.
The Company is also subject to volatility in foreign exchange rates due to its foreign-currency denominated intercompany loans to certain international subsidiaries. To manage this risk, the Company periodically enters into cross-currency swap agreements. These agreements effectively mitigate the Company’s exposure to fluctuations in cash flows due to changes in foreign exchange rates. The Company had one outstanding intercompany loan balance of A$153.5 million that was hedged under a cross-currency swap agreement as of December 31, 2024 and during 2025. This agreement involved the receipt of fixed USD amounts in exchange for payment of fixed AUD amounts over the life of the respective intercompany loan. On December 23, 2025, the Company terminated the cross-currency swap agreement and received cash proceeds of approximately $8.2 million from the counterparty. The related intercompany loan was fully repaid on January 28, 2026. The Company previously had a cross-currency swap agreement that involved the receipt of fixed USD amounts in exchange for payment of fixed NZD amounts over the life of an intercompany loan balance of NZ$37.5 million, which matured on December 13, 2023.
In March 2025, in connection with the sale of the SuperFrio joint venture on April 30, 2025, as described in Note 4 - Investments in and Advances to Partially Owned Entities, the Company entered into a foreign currency forward contract designated as a net investment hedge of our net investment in our Brazilian subsidiary. The purpose of the hedge contract was to guarantee the repatriation of $27.0 million amidst any foreign currency fluctuation during the holding period that the Brazilian Real were held by our Brazilian subsidiary. The hedge contract net settled in July of 2025 requiring the Company to pay $1.5 million to the hedge counterparty, which resulted in net proceeds repatriated to the U.S. of $27.0 million.
For derivatives designated and that qualify as cash flow hedges, the gain or loss on the derivative instrument is recorded as “Unrealized net (loss) gain on cash flow hedges” on the Consolidated Statements of Comprehensive Loss and subsequently reclassified in the period(s) during which the hedged transaction affects earnings within the same income statement and related cash flow line items as the earnings effect of the hedged transaction. During the next twelve months, the Company estimates that an additional $0.1 million (inclusive of the treasury locks) will be reclassified as an increase to “Interest expense” and a corresponding decrease to operating cash flows.
The Company determines the fair value of its derivative instruments using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves, implied volatilities, foreign currency spot and forward rates. The fair values are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. Foreign currency spot, forward and cross-currency basis are also incorporated into the valuation of cross-currency swaps. These inputs are classified as Level 2 of the fair value hierarchy. Derivative asset balances are recorded on the accompanying Consolidated Balance Sheets within “Other assets” and derivative liability balances are recorded on the accompanying Consolidated Balance Sheets within “Accounts payable and accrued expenses”.
The following table presents the fair value of the Company’s designated derivative financial instruments as of December 31, 2025 and 2024:

	Derivative Assets		Derivative Liabilities
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Designated derivatives	(In thousands)
Foreign exchange contracts	$—	$15,727	$—	$—
Interest rate contracts	1,906	14,141	3,403	3,021
Total fair value of derivatives	$1,906	$29,868	$3,403	$3,021
The following tables present the effect of the Company’s designated derivative financial instruments on the accompanying Consolidated Statements of Operations for the years ended December 31, 2025, 2024 and 2023, including the impacts to Accumulated other comprehensive loss (“AOCI”):

	Amount of Gain or (Loss) Recognized in Other Comprehensive Income (Loss) on Derivatives

	Years Ended December 31,
	2025	2024	2023
	(In thousands)
Interest rate swaps	$(6,508)	$17,431	$7,504
Treasury locks	1,292	—	—
Foreign currency exchange forwards	(1,493)	—	—
Cross-currency swap	(9,018)	10,334	1,028
Total designated derivative financial instruments	$(15,727)	$27,765	$8,532

	Location of Gain or (Loss) Reclassified from AOCI into Earnings	Amount of Gain or (Loss) to Earnings from AOCI Reclassifications
		Years Ended December 31,
		2025	2024	2023
		(In thousands)
Interest rate swaps	Interest expense	$6,109	$15,574	$13,825
Interest rate swaps	Loss on debt extinguishment and termination of derivative instruments(1)	—	(973)	(2,513)
Treasury locks	Interest expense	137	—	—
Foreign currency exchange forwards	Foreign currency exchange loss, net	(1,493)	—	—
Cross-currency swap	Foreign currency exchange (loss) gain, net	(7,762)	9,371	200
Cross-currency swap	Interest expense	340	506	374
Total designated derivative financial instruments		$(2,669)	$24,478	$11,886
(1)In conjunction with the termination of interest rate swaps in 2020, the Company recorded amounts in Accumulated other comprehensive loss that were reclassified as an adjustment to earnings over the term of the original hedges and respective borrowings. During the year ended December 31, 2024, the Company recorded an increase to “Loss on debt extinguishment and termination of derivative instruments” related to this transaction.
The Company’s derivatives are subject to master netting agreements. The impacts from offsetting were immaterial as of December 31, 2025 and there were no impacts from offsetting as of December 31, 2024.
As of December 31, 2025 and 2024, the Company has not posted any collateral related to these agreements. The Company has agreements with each of its derivative counterparties that contain a provision where the Company could be declared in default of its derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to the Company's default on the indebtedness.